Exhibit 10.56

                               Consent and Waiver

         Reference is made to the Subordinated Note Purchase Agreement (the "Purchase Agreement") dated as of December 14, 2001 between Travis Boats & Motors, Inc. (the "Company") and Brunswick Corporation ("Brunswick"), a copy of which is attached as Exhibit A.

         The undersigned is the lender pursuant to the Loan and Security Agreement dated as of January 31, 2000, by and between Transamerica Commercial Finance Corporation along with certain of its subsidiaries (such subsidiaries together with any other subsidiaries or sub-subsidiaries of the Company that may exist from time to time shall be collectively referred to as the "Subsidiaries"), and Transamerica Commercial Finance Corporation relating to a line of credit with a maximum credit amount of $45,000,000, as amended, supplemented or modified from time-to-time (the "Loan Agreement").

         The undersigned hereby consents to: (i) the Purchase Agreement, the transactions contemplated thereby and the performance of the Company's obligations thereunder including without limitation the issuance of $3,000,000 subordinated notes pursuant thereto and the conversion of such notes into common stock of the Company, and (ii) contemporaneously with the execution and delivery of this Consent and Waiver, the issuance of up to $1,500,000 of subordinated notes (the "Insider Notes") of the Company to certain of the Company's founding shareholders and directors listed on Schedule I hereto or their affiliates. The undersigned confirms that the Notes issued pursuant to the Purchase Agreement and the Insider Notes do, will and at all times shall constitute Subordinated Indebtedness for the purposes of the Loan Agreement. The undersigned confirms that no Event of Default (as defined in the Loan Agreement), or event which with the passage of time would become an Event of Default ] will occur as a result of the Company's entering into the Purchase Agreement and performing its obligations hereunder or the Insider Notes.

         Except for the Non-Waived Defaults (defined below) the undersigned waives all Events of Default and events in existence as of the date of this Consent and Waiver which with the passage of time would become Events of Default, under the Loan Agreement or any agreement, including without limitation, any security agreement, entered into in connection with the Loan Agreement which were in existence as of the date hereof and all Events of Default and events which with the passage of time would become Events of Default, other than payment defaults, arising through January 30, 2002. For purposes of this Consent and Waiver, "Non-Waived Defaults" shall mean any of any of the following Events of Default under the Loan Agreement or any agreement, document or instrument entered into in connection with or contemplated by the Loan Agreement:

         (A) Any Event of Default arising as a result of any failure to make any required payment, including, but not limited to, any payment of principal or interest; or

         (B) Both (i) any Event of Default arising as a result of any default or event of default (howsoever such terms are defined) shall occur under the Purchase Agreement or any agreement, document or instrument entered into in connection with or contemplated by the Purchase Agreement; and (ii) Brunswick shall take any action to enforce any of its rights, powers

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

                  and/or remedies under the Purchase Agreement or any agreement, document or instrument entered into in connection with or contemplated by the Purchase Agreement; or

         (C) Any Event of Default arising as a result of any violation of any covenant relating to ownership, control, management, mergers, consolidations, sale or purchase of assets or stock of Borrower and/or any of the Subsidiaries; or

         (D) Any Event of Default arising as a result of any material violation of any representation or warranty or any violation of any representation or warranty that causes a material adverse change in the business of the Company and/or any of the Subsidiaries; or

         (E) Any Event of Default arising as a result of any violation of any covenant relating to granting of liens, other than permitted liens, or the incurrence of indebtedness, other than permitted indebtedness, of Borrower and/or any of the Subsidiaries; or

         (F) Any Event of Default arising as a result of the Company and/or any of the Subsidiaries shall become insolvent or generally fail to pay, or admit in writing its inability to pay, such person's or entity's debts as they become due, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against the Company and/or any of the Subsidiaries or the Company and/or any of the Subsidiaries makes an assignment for the benefit of creditors; or

         (G) Any Event of Default arising as a result of any termination of any guaranty; or

         (H) Any Event of Default arising as a result of (i) any failure to deliver on a timely basis as required in accordance with the terms of the Loan Agreement or any agreement, document or instrument relating to the Loan Agreement any borrowing base certificate or other report relating to inventory and/or accounts receivable; or (ii) any misrepresentation contained in any borrowing base certificate or other report relating to inventory and/or accounts receivable.

         The undersigned expressly acknowledges and agrees that no violation of any financial covenant or ratio at any time through January 30, 2002 shall constitute any Event of Default; that the undersigned may not take any action at any time to declare such violation as an Event of Default or to otherwise exercise any rights, powers and remedies with respect to such violation; and that such violation shall not result in the postponement or subordination of any payment under the Notes issued pursuant to the Purchase Agreement. Notwithstanding the foregoing, in the event of a financial covenant or ratio violation that exists or continues after January 30, 2002, as determined based on financial statements for the month ended January 31, 2002 or any subsequent period (as opposed to the month, quarter or year ended December 31, 2001 or earlier), the existence of any waiver of such violation prior to January 31, 2002 shall not preclude the undersigned on or after January 31, 2002 from declaring a default or pursuing any remedies it otherwise has based on such continuing violation of financial covenants

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

         or ratios as determined based on financial statements for the month ended January 31, 2002 or any subsequent period.

         Nothing contained in this Consent and Waiver shall preclude the undersigned from exercising its rights, powers and remedies under the Loan Agreement with respect to any Event of Default (i) described in clauses (A), (B), (C), (D), (E), (F), (G), and/or (H) above at any time prior to January 31, 2002; and/or (ii) at any time after January 31, 2002.

         The undersigned acknowledges that Brunswick Corporation is relying on this Consent and Waiver as a condition to its closing under the Purchase Agreement. The execution and delivery of this document by the undersigned and the effectiveness of this document is expressly conditioned on all of the following occurring contemporaneously with the execution and delivery of this document by the undersigned:

         (1) Brunswick, the Company and the Subsidiaries acknowledging and agreeing to the terms and provisions of this document by executing in the signature blocks below; and

         (2)      Brunswick  and  the  Company   executing  and  delivering  the
                  Purchase   Agreement   and  all   agreements,   documents  and
                  instruments relating to the Purchase Agreement; and

         (3)      Brunswick purchasing the Notes for at least $3,000,000.00; and

         (4) The Company receiving the $3,000,000.00 from Brunswick as the purchase price for the Notes in immediately available funds; and

         (5) Brunswick executing and delivering to the undersigned a subordination agreement in the form attached hereto as Exhibit B; and

         (6) The Company and the Subsidiaries executing and delivering to the undersigned all such agreements, documents and instruments required by the undersigned in connection with this document and the Loan Agreement;

         (7)      Deutsche   Financial   Services    Corporationexecuting    and
                  delivering a consent and waiver in the form attached hereto as Exhibit C.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Waiver as of the 14th day of December, 2001.

                                   TRANSAMERICA COMMERCIAL FINANCE CORPOARTION:


                                   By:
                                      ------------------------------------
                                   Its:
                                       -----------------------------------

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


THE UNDERSIGNED ACKNOWLEDGE, AGREE AND CONSENT TO THE TERMS AND
PROVISIONS OF THE ABOVE CONSENT AND WAIVER:

BRUNSWICK CORPORATION


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS BOATS & MOTORS, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS BOATING CENTER GEORGIA, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS BOATING CENTER FLORIDA, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


ADVENTURE MARINE & OUTDOORS, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001

ADVENTURE MARINE SOUTH, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


ADVENTURE BOAT BROKERAGE, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TBC MANAGEMENT, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TBC MANAGEMENT, LTD.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001

TBC ARKANSAS, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS BOATING CENTER ARLINGTON, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


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

TRAVIS BOATING CENTER BEAUMONT, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS BOATING CENTER  OKLAHOMA, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS BOATING CENTER TENNESSEE, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS SNOWDEN MARINE, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


FALCON MARINE, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


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


FALCON MARINE ABILENE, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS BOATING CENTER ALABAMA, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS BOATING CENTER LOUISIANA, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS BOATS & MOTORS BATON ROUGE, INC.

By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


TRAVIS BOATING CENTER MISSISSIPPI, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001

TRAVIS BOATING CENTER LITTLE ROCK, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


RED RIVER MARINE ARKANSAS, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


SHELBY MARINE CENTER, INC.


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001


SHELBY MARINE PICKWICK, LLC


By:
   -----------------------------------
Its:
    ----------------------------------
Date: December 14, 2001

                                   SCHEDULE 1


Mark T. Walton

Ronnie L. Spradling

Robert C. Siddons

Joseph E. Simpson

Steven W. Gurasich

E. D. Bohls

Rex Bohls

James Bohls

                                    Exhibit A

       Subordinated Note Purchase Agreement dated as of December 14, 2001 between Travis Boats & Motors, Inc. and Brunswick Corporation

                                    Exhibit B

                            Subordination Agreement

                                    Exhibit C

          Consent and Waiver by Deutsche Financial Services Corporation